Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 INVESTOR UPDATE JANUARY 2023

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Investor Relations Advisor 281 - 675 - 9470 megan_larson@murphyoilcorp.com Nathan Shanor Investor Relations Analyst 713 - 941 - 9576 nathan_shanor@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 01 Murphy at a Glance 02 Murphy Priorities 03 Murphy Portfolio 04 Looking Ahead

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,300 future locations on ~122,000 net acres
- Produced 39.3 MBOEPD in 3Q 2022, comprised of 73% oil and 87% liquids

Onshore Canada

- Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 376 MMCFD in 3Q 2022
- Kaybob Duvernay ~600 future locations on ~157,000 net acres, produced 7.5 MBOEPD in 3Q 2022

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 76.2 MBOEPD[1] in 3Q 2022
- Completed initial phase of Khaleesi, Mormont, Samurai field development project

Exploration

- ~1 BBOE of risked mean resources and more than 6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam

3Q 2022 Production[1]


21%
42%
188.5
MBOEPD
37%

YE 2021 Proved Reserves[1]


25%
49%
699
MMBOE
26%

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2021 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2021

MURPHY OIL CORPORATION
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4 www.murphyoilcorp.com NYSE: MUR 4 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR 5 STRONG GOVERNANCE OVERSIGHT CONTINUED ENVIRONMENTAL STEWARDSHIP POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES 2022 Sustainability Report Highlights 46 % improvement in Total Recordable Incident Rate (TRIR) 50 % improvement in Lost Time Incident Rate (LTIR) from 2019 to 2021 $ 900,000 Employee Gift Matching Program donations in 2021 more than 3,000 students received El Dorado Promise scholarships since 2007 more than second consecutive year of THIRD - PARTY ASSURANCE of GHG scope 1 and 2 data Well - defined Board and managerial oversight and management of ESG matters GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN added in 2021 SUPPLIER CODE OF CONDUCT published in 2022 enhanced DISCLOSURES 20 % GHG emissions intensity 28 % methane intensity from 2019 to 2021 49 % flaring intensity HIGHEST WATER RECYCLING RATIO in Company history ZERO IOGP* SPILLS in 2021 AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS by the Greater Houston Partnership PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank AMERICA’S MOST RESPONSIBLE COMPANIES by Newsweek * IOGP – International Association of Oil and Gas Producers

6 www.murphyoilcorp.com NYSE: MUR 6 by the Institutional Shareholder Services Group of Companies (ISS) Positive Response to Sustainability Reporting Approach Source: ISS Corporate Solutions, as of January 3, 2022 Increased Disclosures in Sustainability Report to Align With Internationally Recognized Frameworks Conducted Annual Sustainability and Governance Outreach With Shareholders Focused on Key Sustainability Topics That Matter Most to Stakeholders and Company Conducted External Assurance of Data Supporting Industry Efforts for Consistent and Comparable Reporting

7 www.murphyoilcorp.com NYSE: MUR 7 MURPHY PRIORITIES

8 www.murphyoilcorp.com NYSE: MUR 8 What’s New in 4Q 2022 Offshore Well Delivery Update • All 7 wells online at Khaleesi / Mormont / Samurai in Gulf of Mexico • Initial phase of development complete • Drilling Samurai #5 development well Launching 2023 Onshore Well Program • 2 rigs drilling in Eagle Ford Shale • 2 rigs drilling in Tupper Montney Exploration Update • Currently drilling operated Oso - 1EXP well in Gulf of Mexico Progressing Capital Allocation Framework • Accomplished $650 MM debt reduction goal in 2022 • Redeemed $200 MM of 5.75% Notes due 2025 in Nov 2022 • Achieved YE 2022 long - term debt of $1.83 BN • Positioned to begin Murphy 2.0 of capital allocation framework in 2023

Khaleesi, Mormont, Samurai Field Development Details

Completed Initial Phase

Field Development Project

- Achieved first oil at King's Quay FPS April 2022, industry-leading 97% facility uptime
- Initial phase of development complete
  - 7 total operated wells producing across 3 fields
- Production continues to exceed expectations
  - 7 wells currently producing ~115 MBOEPD gross, 32 MBOEPD net, 85% oil

Additional Upside for Future Development

- Drilling Samurai #5 following discovery of additional pay sands during initial phase of development
- Forecasting production plateau for ~3 years without additional field development

Khaleesi, Mormont, Samurai Fields


KING'S QUAY
King's Quay FPS
Export Laterals
Samurai
GC-432
Khaleesi
GC-389
Mormont West
GC-478
Mormont East
GC-478

MURPHY OIL CORPORATION
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10 www.murphyoilcorp.com NYSE: MUR 10 Well Design Enhancements, Top - Tier Execution Achieve Higher Rates Across Assets • Enhanced Eagle Ford Shale completions design, longer Tupper Montney laterals supporting superior well results • Khaleesi, Mormont, Samurai field producing at rates above expectation Strong Performance Augments Oil Growth • 4Q 2022 production 173.5 – 181.5 MBOEPD • 55% oil, 62% liquids volumes • Impacted by: • 10.5 MBOEPD for forecast Tupper Montney royalties • 9.5 MBOEPD total offshore downtime, including 1.6 MBOEPD for downstream weather impacts associated with Hurricane Ian • 4.5 MBOEPD underperformance at non - op Kodiak #3 • Offset by high performance at Khaleesi, Mormont, Samurai • FY 2022 production 164 – 172 MBOEPD • 54% oil, 60% liquids volumes • Impacted by: • Significant royalty increases in Tupper Montney 2022 Production Plan Major Project Execution, Enhanced Well Design Drive Oil Production Increase FY 2022E Revised Production By Area 45% 34% 21% ~168 MBOEPD Offshore Canada Onshore US Onshore 50 100 150 200 1Q 2Q 3Q 4QE FY 2022E Revised Production MBOEPD Oil Natural Gas NGLs

11 www.murphyoilcorp.com NYSE: MUR 11 2022 CAPEX Plan Prioritizing Capital To Support Free Cash Flow $301 $266 $209 $224 $1,000 0 200 400 600 800 1,000 1Q 2022A 2Q 2022A 3Q 2022A 4Q 2022E FY 2022E Accrued CAPEX by Quarter $MM Note: Accrued CAPEX, based on midpoint of guidance range and excluding acquisitions and noncontrolling interest Actual CAPEX Forecast CAPEX Capital Plan Supports Further Delevering, Enhanced Shareholder Returns • Raising FY 2022 accrued CAPEX guidance to $975 – $1.025 BN, excluding acquisitions • $40 MM for Gulf of Mexico projects, including new Samurai #5 well • $20 MM for Eagle Ford Shale, primarily non - op activity • $10 MM associated with non - op Gulf of Mexico activity • $5 MM for additional exploration costs FY 2022 Accrued CAPEX Variances $MM $925 $1,000 $40 $20 $10 $5

12 www.murphyoilcorp.com NYSE: MUR 12 Progressing Strategic Priorities • Achieved $650 MM debt reduction goal in 2022 through senior notes redemptions, partial tender and open market transactions • Positioned to begin second stage of capital allocation framework in 2023 with 25% of adjusted FCF* allocated to shareholder returns DELEVER • Production continuing to exceed expectations from seven wells in Khaleesi, Mormont, Samurai fields • Maintaining industry - leading 97% uptime at King’s Quay FPS • Achieving superior well results in Eagle Ford Shale and Tupper Montney • Closed acquisition of high - return, non - op bolt - on working interests in Gulf of Mexico EXECUTE • Executed partnership agreement for Oso - 1EXP well in Gulf of Mexico; spud as operator in 4Q 2022 • Assumed partner’s position in Brazil’s Potiguar Basin and now hold 100% working interest • Advancing 2023 exploration drilling plans with partners EXPLORE Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels ADVANCING CAPITAL ALLOCATION FRAMEWORK * Adjusted FCF is defined as cash flow from operations before WC change, less capital expenditures, distributions to NCI and pr oj ected payments, quarterly dividend and accretive acquisitions.

Capital Allocation Priorities

Framework[1] Allows for Long-Term Debt Reduction, Shareholder Returns Beyond Quarterly Dividend

Initial $300 MM Share Repurchase Program[2] Authorized by Board

Murphy 1.0 – Long-Term Debt > $1.8 BN

- Allocate adjusted FCF to long-term debt reduction
- Continue supporting the quarterly dividend of $0.25 per share

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN

- ~75% of adjusted FCF allocated to debt reduction
- ~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 – Long-Term Debt ≤ $1.0 BN

- Up to 50% of adjusted FCF allocated to the balance sheet
- Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula
Cash Flow From Operations Before WC Change
(-) Capital expenditures
= Free Cash Flow
(-) Distributions to NCI and projected payments[3]
(-) Quarterly dividend
(-) Accretive acquisitions
= Adjusted Free Cash Flow (Adjusted FCF)

1 Based on current oil and natural gas prices and production remains at or slightly above the fourth quarter 2022 range of 173.5 – 181.5 MBOEPD. The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved.

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023

MURPHY OIL CORPORATION
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14 www.murphyoilcorp.com NYSE: MUR 14 Long History of Benefitting Shareholders $4.3 Billion Returned to Shareholders In last 10 years > $1.8 Billion in Share Repurchases 2012 – 1H 2022 > $ 6.6 Billion Returned to Shareholders Since 1961 > $0 $200 $400 $600 $800 $1,000 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 Dividends Special Dividends Repurchases Murphy Cash Paid to Shareholders $MM 1997 – 2022 Source: Bloomberg, Company Filings as of 12/30/22. Yield based on 3Q 2022 dividend. MUR yield assumes $1.00 dividend annualiz ed. Peers include APA, AR, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRK, CTRA, DEN, DVN, EOG, EQT, ERF, FANG, HES, KOS, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PXD, RRC, SM, SWN, TALO Note: The following peers currently do NOT pay a dividend: AR, CPE, CRK, DEN, KOS, SWN, TAL Peer Base Dividend Yield 3Q 2022 3.7% 3.5% 3.0% 2.6% 2.4% 2.3% 2.3% 2.3% 2.2% 2.2% 2.1% 2.0% 1.9% 1.8% 1.7% 1.7% 1.7% 1.3% 1.3% 1.2% 1.2% 1.1% 0.8% 0.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average: 2.0%

15 www.murphyoilcorp.com NYSE: MUR 15 MURPHY PORTFOLIO

16 www.murphyoilcorp.com NYSE: MUR 16 Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions 3Q 2022 39 MBOEPD, 87% Liquids • 4 operated wells online in Catarina • 3 non - operated wells online in Tilden 4Q 2022 Well Delivery Schedule • 4 non - operated wells online in Karnes Optimized Completions Design Achieving Immediate, Strong Results • Wells continuing to exceed initial forecast following revisions to completions method in 1Q 2022 • Achieving some of highest per - foot IP30 rates in company history • 3Q 2022 Catarina Austin Chalk wells further delineate area, derisking ~100 locations • Base production decline remains steady at 11% for pre - 2022 wells Eagle Ford Shale Existing Well Declines Net MBOEPD Eagle Ford Shale Acreage CATARINA TILDEN KARNES 0 20 40 60 2017 2018 2019 2020 2021 2022 2023 2011 - 2018 2019 2020 2021 2022 Murphy Acreage Active Rigs 3Q 2022 Austin Chalk Wells

17 www.murphyoilcorp.com NYSE: MUR 17 Tupper Montney 2022 Wells Achieved Fast Payout 3Q 2022 376 MMCFD Net, 395 MMCFD Gross • 5 wells online • Activity complete for FY 2022 Realizing Record - High Production Results • Achieved record - high gross production peak of 415 MMCFD • Fast well payouts, resulting in higher royalty rates earlier than forecast • Strong well performance from completions design and facility modifications • Delivered 2022 well program for avg $4.8 MM / well Tupper Montney Acreage Murphy Acreage Facility Active Rigs 5 0 Miles BC Alberta

Gulf of Mexico

Development and Tiebacks Drive Future Free Cash Flow

3Q 2022 76 MBOEPD, 80% Oil

Development and Tieback Projects

- Drilled successful Dalmatian #1 (Desoto Canyon 90) development well, online FY 2023
- Completing non-op subsea tiebacks at Lucius #4 and Lucius #10 (Keathley Canyon 918, 919), online 4Q 2022

St. Malo Waterflood Project (Non-Op)

- Continuing work ahead of first water injection

Closed Accretive Acquisition

- Increased WI by additional 3.4% in non-op Lucius field in 3Q 2022 for $77 MM after adjustments

Gulf of Mexico Assets



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Front Runner
Ninja
Calliope
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
0
Miles
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
Offshore Rig
FPSO

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2022 Exploration Plan
Gulf of Mexico

Oso-1EXP (Atwater Valley 138)

- Murphy 33% (Op), Anadarko* 33%, Ridgewood 33%
  - Executed partnership agreement in 3Q 2022
- Spud in 4Q 2022 with drilling through 1Q 2023
  - ~$22 MM net cost
- Mean to upward gross resource potential
  - 155 – 320 MMBOE

Gulf of Mexico Exploration Area



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Leibniz / Guadalupe
Calliope
Front Runner
Ninja
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Liberty
Oso-1EXP
Guilder
Rushmore
Cascade
St. Malo
Chinook East
Chinook
Lucius
Miles
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

* Anadarko is a wholly-owned subsidiary of Occidental Petroleum

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20 www.murphyoilcorp.com NYSE: MUR 20 LOOKING AHEAD

Today's Strategic Plan Drives Tomorrow's Durable Returns

TODAY

Completing Major Offshore Projects

- Demonstrating strong offshore executing capabilities with first oil at operated King's Quay FPS

Achieving Industry-Leading Well Results in Eagle Ford Shale*

Reducing Debt While Restoring Dividend

- Delevering by reducing debt $1.2 BN, or 40%, from YE 2020
- Restoring dividend to competitive, historic level of $1.00 / share annualized

Building Momentum Into 2023

	1Q 2022A	4Q 2022E
Production, MBOEPD	141	177.5
Oil Production, MBOPD	75	98
Long-Term Debt, $BN	2.5	1.8
Debt / EBITDAX	1.8x	-

NEAR- TO MEDIUM-TERM

Investing Strategically in Current Portfolio and Continuing Solid Execution

- Capitalizing on depth and flexibility of portfolio by investing and executing in highest return assets to maintain moderate production growth
- Drilling key operated exploration wells
- Analyzing strategic M&A opportunities

Executing Capital Allocation Framework

- Returning excess cash flow to shareholders via share buybacks and dividends
- Allocating adjusted FCF, targeting long-term debt $\leq$ $1.0 BN

LONG-TERM

Ensuring Durable Shareholder Returns

- Maintaining moderate production growth to maximize value with current portfolio
- Targeting investment grade credit rating
- Utilizing the balance sheet for potential M&A and exploration success

** Based on JP Morgan E&P Basin Scorecard – Eagle Ford, Dec 28, 2022*

MURPHY OIL CORPORATION
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22 www.murphyoilcorp.com NYSE: MUR 22 Looking Forward Executing operational plans that enable significant delevering through capital allocation framework Drilling high - potential, operated exploration wells beginning in 4Q 2022 Executing capital allocation framework that includes analyzing offshore opportunities and reviewing accretive M&A Planning 2023 budget and multi - year plan that maintains onshore plans and analyses offshore tie - back opportunities Benefiting shareholders with sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity

23 www.murphyoilcorp.com NYSE: MUR 23 INVESTOR UPDATE JANUARY 2023

24 www.murphyoilcorp.com NYSE: MUR 24 Appendix 1 Glossary of Abbreviations 2 4 Q 2022 Guidance 3 Current Hedging Positions 4 Supplemental Information 5 Acreage Maps

25 www.murphyoilcorp.com NYSE: MUR 25 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

26 www.murphyoilcorp.com NYSE: MUR 26 4Q 2022 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 23,500 5,100 27,800 33,200 – Gulf of Mexico excluding NCI 1 68,000 5,600 70,500 85,400 Canada – Tupper Montney – – 296,100 49,400 – Kaybob Duvernay and Placid Montney 3,500 700 12,600 6,300 – Offshore 2,500 – – 2,500 Other 700 – – 700 4Q Production Volume (BOEPD) excl. NCI 1 173,500 – 181,500 4Q Exploration Expense ($MM) 2 $37 Full Year 2022 CAPEX ($MM) excl. NCI 3 $975 – $1,025 Full Year 2022 Production Volume (BOEPD) excl. NCI 4 164,000 – 172,000 1 Excludes noncontrolling interest of MP GOM of 7,300 BOPD oil, 400 BOPD NGLs and 2,600 MCFD gas 2 Excludes certain non - cash items that effect comparability between periods 3 Excludes noncontrolling interest of MP GOM of $31 MM and acquisitions of $127 MM 4 Excludes noncontrolling interest of MP GOM of 7,600 BOPD oil, 300 BOPD NGLs and 2,700 MCFD gas

27 www.murphyoilcorp.com NYSE: MUR 27 Current Hedging Positions – Oil * As of November 2, 2022 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 20,000 $44.88 10/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 25,000 $63.24 $75.20 10/1/2022 12/31/2022

28 www.murphyoilcorp.com NYSE: MUR 28 Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 10/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 10/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of November 2, 2022 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment

29 www.murphyoilcorp.com NYSE: MUR 29 Financial Results Strengthening Balance Sheet Solid Foundation for Commodity Price Cycles • $466 MM of cash and cash equivalents at Sept 30, 2022 • Achieved $248 MM of long - term debt reduction in 3Q 2022: • Tendered $198 MM of senior notes in Aug 2022, comprised of $100 MM of 5.75% Senior Notes due 2025 and $98 MM of 6.375% Senior Notes due 2028 • Redeemed remaining $42 MM of 6.875% Senior Notes due 2024 on Aug 19, 2022 • Repurchased $8 MM of 6.125% Senior Notes due 2042 in open market transactions • Redeemed $200 MM of 5.75% Senior Notes due 2025 on Nov 30, 2022 • Forecast $1.83 BN total debt level at year - end 2022 • $800 MM senior unsecured credit facility matures Nov 2027 • Undrawn as of Dec 31, 2022 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations Long - Term Debt Reduction $MM Long - Term Debt Profile* Total Bonds Outstanding $BN $2.0 Weighted Avg Fixed Coupon 6.14% Weighted Avg Years to Maturity 7.5 0 500 1,000 1,500 2,000 2,500 3,000 YE 2020 YE 2021 YE 2022E * As of September 30, 2022

30 www.murphyoilcorp.com NYSE: MUR 30 North America Onshore Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 108 Upper EFS 1,000 151 Austin Chalk 1,100 106 Tilden 64,770 Lower EFS 630 231 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 48,375 Lower EFS 560 234 Upper EFS 1,280 198 Austin Chalk 1,600 100 Total 123,237 1,265 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 117 Kaybob East 33,264 984 147 Kaybob West 26,192 984 104 Kaybob North 25,396 984 101 Simonette 32,962 984 109 Saxon 11,245 984 56 Total 157,123 634 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2021 *As of December 31, 2021

31 www.murphyoilcorp.com NYSE: MUR 31 Eagle Ford Shale Peer Acreage

32 www.murphyoilcorp.com NYSE: MUR 32 Kaybob Duvernay Peer Acreage SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT Whitecap PLACID CENOVUS 6 Miles KEYERA SIMONETTE PGI PROCESSING KAYBOB PCC GMT HITIC HALO Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo

33 www.murphyoilcorp.com NYSE: MUR 33 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles

34 www.murphyoilcorp.com NYSE: MUR 34 Placid Montney Peer Acreage ARC Open Crown Other Leased Paramount Kiwetinohk CNRL Whitecap Non - Operated Area HWN Energy Facility Battery Ridgeback Murphy Cenovus KIWETINOHK ARC PARAMOUNT WHITECAP CENOVUS HWN ENERGY CNRL SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE 6 Miles HALO PGI PROCESSING KAYBOB Halo SPARTAN DELTA I3 Energy I3 Spartan Delta RIDGEBACK

35 www.murphyoilcorp.com NYSE: MUR 35 Kaybob Duvernay Maintaining Production With New Well Deliveries Kaybob Duvernay Acreage 7 0 Miles Kaybob East Simonette Kaybob North Kaybob West Saxon Two Creeks Murphy Acreage Pipeline Facility Battery 2022 Wells 3Q 2022 6 MBOEPD, 78% Liquids FY 2022 Capital Plan • 3 operated wells online • Program complete in 1Q 2022

Gulf of Mexico

Murphy Blocks

PRODUCING ASSETS		
Asset	**Operator**	**Murphy WI[1]**
Calliope	Murphy	29%
Cascade	Murphy	80%
Chinook	Murphy	86%
Clipper	Murphy	80%
Dalmatian	Murphy	56%
Front Runner	Murphy	50%
Habanero	Shell	27%
Khaleesi	Murphy	34%
Kodiak	Kosmos	59%
Lucius	Anadarko	16%
Marmalard	Murphy	24%
Marmalard East	Murphy	65%
Medusa	Murphy	48%
Nearly Headless Nick	Murphy	27%
Neidermeyer	Murphy	53%
Powerball	Murphy	75%
Son of Bluto II	Murphy	27%
St. Malo	Chevron	20%
Tahoe	W&T	24%

Gulf of Mexico Assets



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Leibniz / Guadalupe
Calliope
Front Runner
Ninja
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
0
Miles
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

Note: Anadarko is a wholly-owned subsidiary of Occidental Petroleum
1 Excluding noncontrolling interest

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
36

Offshore Canada
Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis
- $60 MM net investment

Project Schedule

- Anticipated return to production in 2023

Terra Nova Field, Offshore Canada


LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

FPSO – Floating production storage and offloading vessel

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
37

Exploration Update
Gulf of Mexico

Interests in 116 Gulf of Mexico OCS Blocks

- ~650,000 total gross acres
- 70 exploration blocks
- ~1 BBOE gross unrisked mean resource potential
  - 20 key prospects
- Targeting two-well exploration program in FY 2023
  - Oso-1EXP
  - Second well under evaluation with partners

BOEM Lease Sale 257

- Nov 2021, reinstated Sept 2022
- Awarded 3 exploration blocks
- No change to royalty rate

Gulf of Mexico Exploration Area



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Leibniz / Guadalupe
Calliope
Front Runner
Ninja
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
38

Exploration Update
Salina Basin, Mexico

Block 5 Overview

- Murphy 40% (Op), Petronas 30%, Wintershall Dea 30%
- Proven oil basin in proximity to multiple oil discoveries in Miocene section
- First additional exploration period approved by CNH
- Integrating recent Tulum-1EXP well results

Salina Basin



Block 5
Tulum-1EXP
Cholula
Polok
Chinwol
Sayulita
Yoti Oeste
Saasken
Zama
MEXICO
Kilometers
0
30
Murphy WI Block
Other Block
Key Prospect
Drilled Well
Discovery

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
39

40 www.murphyoilcorp.com NYSE: MUR 40 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks • Evaluating future drilling plans with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Drilled Well Cutthroat - 1

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Murphy 100% (Op)
  - Assumed Wintershall DEA's 70% WI position at no cost
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Continuing to mature inventory
- Targeting 2024 – 2025 spud

Potiguar Basin


Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
Pitu
POT-M-857
Petrobras/
Shell
Shell
POT-M-863
POT-M-865
Petrobras/
Shell
BRAZIL

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
41

42 www.murphyoilcorp.com NYSE: MUR 42 Development Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

43 www.murphyoilcorp.com NYSE: MUR 43 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • 2 - year exploration extension to 4Q 2024 • 1 well commitment • 2 drill - worthy prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km 16 - 1/15

44 www.murphyoilcorp.com NYSE: MUR 44 INVESTOR UPDATE JANUARY 2023